Exhibit 99.1
Progyny to Discuss Updated Financial Expectations at Upcoming JP Morgan Healthcare Conference
Anticipates Fourth Quarter and Full Year Results to be Slightly Above Previously Provided Financial Guidance

NEW YORK, January 13, 2025 (GLOBE NEWSWIRE) – Progyny, Inc. (Nasdaq: PGNY) (“Progyny” or the “Company”), a transformative fertility, family building and women’s health benefits solution, today announced that the Company is participating in the 43rd Annual JP Morgan Healthcare Conference, where it intends to discuss its updated expectations for the quarter and year ending December 31, 2024.

In its November earnings call, the Company stated that its guidance ranges for the quarterly period ending December 31, 2024 (“the fourth quarter”) assumed member activity would be flat to down as compared to the quarterly period ending September 30, 2024. While there were early indicators of improved pacing in both activity and treatment volume as of the time of the call, the guidance assumptions reflected the unexpected variability the Company had seen in member activity earlier in the year.

“As the fourth quarter progressed, we were pleased to see that member activity has continued to pace favorably as compared to our guidance, and we now expect fourth quarter results for revenue, net income and Adjusted EBITDA to be slightly above the ranges that we provided in November,” said Pete Anevski, Progyny’s Chief Executive Officer.

Mr. Anevski will present at the 43rd Annual JP Morgan Healthcare Conference, kicking off the conference’s women’s health series, on Tuesday, January 14, 2025 at 7:30 a.m. Pacific Time / 10:30 a.m. Eastern Time. Following the presentation, Michael Sturmer, Progyny’s President, Mark Livingston, Chief Financial Officer, and Dr. Janet Choi, Chief Medical Officer, will join Mr. Anevski for a breakout session.

A live audiocast and replay of both the presentation and the breakout session will be available from the Events and Presentations section of Progyny’s website at http://investors.progyny.com.

About Progyny
Progyny (Nasdaq: PGNY) is a transformative fertility, family building and women’s health benefits solution, trusted by the nation’s leading employers, health plans and benefit purchasers. We envision a world where everyone can realize their dreams of family and ideal health. Our outcomes prove that comprehensive, inclusive, and intentionally designed solutions simultaneously benefit employers, patients and physicians.

Our benefits solution empowers patients with concierge support, coaching, education, and digital tools; provides access to a premier network of fertility and women's health specialists who use the latest science and technologies; drives optimal clinical outcomes; and reduces healthcare costs.

Headquartered in New York City, Progyny has been recognized for its leadership and growth as a TIME100 Most Influential Company, CNBC Disruptor 50, Modern Healthcare's Best Places to Work in Healthcare, Forbes' Best Employers, Financial Times Fastest Growing Companies, Inc. 5000, Inc. Power Partners, and Crain's Fast 50 for NYC. For more information, visit www.progyny.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933,

Exhibit 99.1
as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes all statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our financial outlook for the fourth quarter and full year 2024. The words “anticipates,” “assumes,” “believe,” “contemplate,” “continues, ” “could,” “estimates,” “expects,” “future,” “intends,” “may,” “plans,” “predict,” “potential,” “project,” “seeks,” “should,” “target,” “will,” and the negative of these or similar expressions and phrases are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, without limitation, failure to meet our publicly announced guidance or other expectations about our business; competition in the market in which we operate; our history of operating losses and ability to sustain profitability; risks related to the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, the spread of new variants, government actions and restrictive measures implemented in response, delays and cancellations of fertility procedures and other impacts to the business; unfavorable conditions in our industry or the United States economy; our limited operating history and the difficulty in predicting our future results of operations; our ability to attract and retain clients and increase the adoption of services within our client base; the loss of any of our largest client accounts; changes in the technology industry; changes or developments in the health insurance market; negative publicity in the health benefits industry; lags, failures or security breaches in our computer systems or those of our vendors; a significant change in the level or the mix of utilization of our solutions; our ability to offer high-quality support; positive references from our existing clients; our ability to develop and expand our marketing and sales capabilities; the rate of growth of our future revenue; the accuracy of the estimates and assumptions we use to determine the size of target markets; our ability to successfully manage our growth; reductions in employee benefits spending; seasonal fluctuations in our sales; the adoption of new solutions and services by our clients or members; our ability to innovate and develop new offerings; our ability to adapt and respond to the medical landscape, regulations, client needs, requirements or preferences; our ability to maintain and enhance our brand; our ability to attract and retain members of our management team, key employees, or other qualified personnel; our ability to maintain our Company culture; risks related to any litigation against us; our ability to maintain our Center of Excellence network of healthcare providers; our strategic relationships with and monitoring of third parties; our ability to maintain our pharmacy distribution network if there is a disruption to our network or their supply chains; our relationship with key pharmacy program partners or any decline in rebates provided by them; our ability to maintain our relationships with benefits consultants; exposure to credit risk from our members; risks related to government regulation; risks related to potential sales to government entities; our ability to protect our intellectual property rights; risks related to acquisitions, strategic investments, partnerships, or alliances; federal tax reform and changes to our effective tax rate; the imposition of state and local state taxes; our ability to utilize a significant portion of our net operating loss or research tax credit carryforwards; our ability to develop or maintain effective internal control over financial reporting and the increased costs of operating as a public company; and our ability to adapt and respond to the changing SEC expectations regarding environmental, social and governance practices. For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and subsequent reports that we file with the SEC, which are available at http://investors.progyny.com and on the SEC’s website at https://www.sec.gov.

Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. Our actual future results could differ materially from what we expect. Except as

Exhibit 99.1
required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons.

Non-GAAP Financial Measure
In addition to disclosing financial measures prepared in accordance with GAAP, this press release includes the non-GAAP financial measure Adjusted EBITDA. Adjusted EBITDA is a supplemental financial measure that is not required by, or presented in accordance with, GAAP. We believe that this non-GAAP measure, when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a measure used by management in assessing the health of our business, determining incentive compensation, evaluating our operating performance, and for internal planning and forecasting purposes.

Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA include: (1) it does not properly reflect capital commitments to be paid in the future; (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures; (3) it does not consider the impact of stock-based compensation expense; (4) it does not reflect other non-operating income and expenses, including other income, net and interest (income) expense, net; (5) it does not reflect tax payments that may represent a reduction in cash available to us. In addition, Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate such measures in the same manner as we calculate Adjusted EBITDA, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net income and our other GAAP results.

We calculate Adjusted EBITDA as net income, adjusted to exclude depreciation and amortization; stock-based compensation expense; other income, net; interest income, net; and benefit for income taxes.

For Further Information, Please Contact:
Investors:
James Hart
investors@progyny.com

Media:
Alexis Ford
media@progyny.com